EXHIBIT 10

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is dated as of March 14, 2003, among ONEOK, Inc., an Oklahoma corporation, as borrower (the “Borrower”), the Required Lenders signatories hereto, and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and letter of credit issuer (in such capacity, the “L/C Issuer”).

INTRODUCTION

A.    The Borrower, the Administrative Agent, the L/C Issuer and the Lenders are parties to the 364-Day Credit Agreement dated as of September 23, 2002 (the “Credit Agreement”).

B.    The Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement.

THEREFORE, the Borrower, the Administrative Agent, the L/C Issuer, and the Required Lenders hereby agree as follows:

Section 1.    Definitions.  Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

Section 2.    Amendments.  Each party hereto agrees as follows:

(a)    The following definitions are inserted alphabetically into Section 1.1 of the Credit Agreement:

“‘Convertibles’ means any unsecured notes, bonds, debentures, or similar instruments issued by the Borrower after the Effective Date as defined in the First Amendment to this Credit Agreement the terms of which are substantially similar in all material respects to the terms of the Pledged Notes and each of which is issued as part of a unit the terms of which are substantially similar in all material respects to the terms of the Corporate Units; provided, however that such notes, bonds, debentures, or similar instruments shall be “Convertibles” hereunder only for so long as such notes, bonds, debentures, or similar instruments, or Substitute Treasury Securities, remain pledged for the benefit of the Borrower to secure obligations of the obligor under the associated equity purchase contract pursuant to terms similar to those governing the Pledged Notes and Corporate Units.”

“‘Corporate Unit’ and ‘Corporate Units’ means those certain “Corporate Units,” as described in Borrower’s prospectus supplement dated January 23, 2003 in an aggregate face amount of $402,500,000, which includes the full exercise by the underwriters of their over-allotment options.”

“‘Pledged Note’ means each promissory note that constitutes part of a Corporate Unit, provided that such note shall be a “Pledged Note” hereunder only for so long as such Pledged Note, or Substitute Treasury Securities, remain(s) pledged for the benefit of the Borrower to secure obligations of the obligor under the associated equity purchase contract.”

“‘Qualifying Obligations’ means the Pledged Notes, Convertibles and Subordinated Securities.”

“‘Subordinated Securities’ means unsecured bonds, debentures, notes or similar instruments issued by the Borrower in connection with the issuance, by a Subsidiary of the Borrower or by the Borrower, of equity securities that represent direct or indirect interests in such bonds, debentures, notes or similar instruments, provided that

(a) (i) such bonds, debentures, notes or similar instruments and such securities are not subject to mandatory redemption at any time that is earlier than the date that is three (3) months after the Maturity Date (the “Earliest Permitted Payment Date”), are not subject to redemption at the option of the holder thereof at any time that is earlier than the Earliest Permitted Payment Date, do not mature on a date that is earlier than the Earliest Permitted Payment Date, and do not require any principal payment on any date that is earlier than the Earliest Permitted Payment Date, (ii) such bonds, debentures, notes or similar instruments, and any guaranty associated therewith or associated with such securities, is subordinate in right of payment to the unsecured and unsubordinated indebtedness of the Borrower upon terms satisfactory to the Administrative Agent, and (iii) the terms of such instruments and of such securities permit the Borrower to elect to defer payment of interest and distributions thereon to a date occurring not earlier than the Earliest Permitted Payment Date; or

(b) (i) the terms of such bonds, debentures, notes or similar instruments are similar to the terms of the Pledged Notes, (ii) such bonds, debentures, notes or similar instruments are issued as part of a unit the terms of which are similar to the Corporate Units, and (iii) such bonds, debentures, notes or similar instruments, and any guaranty associated therewith, are subordinate in right of payment to the unsecured and unsubordinated indebtedness of the Borrower upon terms satisfactory to the Administrative Agent; provided, however that such Subordinated Securities that satisfy the qualifications set forth in the foregoing clauses (i), (ii) and (iii) of this clause (b) shall be “Subordinated Securities” hereunder only for so long as such Subordinated Security, or Substitute Treasury Securities, remain(s) pledged for the benefit of the Borrower to secure obligations of the holder thereof under the associated equity purchase contract pursuant to terms similar to those governing the Pledged Notes and Corporate Units.”

“‘Substitute Treasury Securities’ means U.S. Treasury securities that have been substituted for Qualifying Obligations, in a total principal amount at maturity equal to the aggregate principal amount of the Qualifying Obligations for which substitution is being made, that are pledged for the benefit of the Borrower to secure obligations of the obligor under the associated equity purchase contract, provided that in the case of Convertibles and Subordinated Securities, the terms of such substitution and pledge shall be similar to the terms governing the substitution of U.S. Treasury securities for Pledged Notes and the pledge of such U.S. Treasury securities to secure holders of associated purchase contracts.”

(c)    Section 7.09 of the Credit Agreement is hereby amended to read in full as follows:

“7.09    Debt to Capital.  (a)  Permit Consolidated Total Indebtedness at any time to exceed 67.5% of Total Capital.

(b)    Qualifying Obligations constitute Indebtedness as defined in this Agreement. However, for purposes of determining compliance with this Section 7.09 as of any date, the Qualifying Amount of Pledged Notes and Convertibles, and the Qualifying Amount of Subordinated Securities, shall be excluded from Consolidated Total Indebtedness and shall be added to Consolidated Net Worth. As used in this Section, (i) “Qualifying Amount of Pledged

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Notes and Convertibles” as of any date means an amount equal to the lesser of (A) 75% of the outstanding principal amount of Pledged Notes and of Convertibles as of such date, or (B) 10% of Total Capital as of such date, and (ii) “Qualifying Amount of Subordinated Securities” as of any date means an amount equal to the lesser of (A) 75% of the outstanding principal amount of all Subordinated Securities as of such date or (B) 15% of Total Capital as of such date minus the Qualifying Amount of Pledged Notes and Convertibles as of such date. For the avoidance of doubt, any Convertibles that also qualify as Subordinated Securities as defined in this Agreement shall be deemed Subordinated Securities only for purposes of determining compliance with this Section 7.09.”

(d)    Schedule 2 to Exhibit C, the Form of Compliance Certificate, attached to the Credit Agreement is hereby deleted and a revised Schedule 2 to Exhibit C attached hereto shall be deemed to be, and shall be, attached to the Credit Agreement as Schedule 2 to Exhibit C thereto.

Section 3.    Acknowledgment and Ratification.  As a material inducement to the Administrative Agent, the L/C Issuer and the Lenders to execute and deliver this Amendment, the Borrower agrees that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the obligations of the Borrower under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect.

Section 4.    Borrower’s Representations and Warranties.  As a material inducement to the Administrative Agent, the L/C Issuer and the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Lenders (with the knowledge and intent that the Lenders are relying upon the same in entering into this Amendment) that as of the date of this Amendment, (a) all representations and warranties in the Credit Agreement and other Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

Section 5.    Administrative Agent, L/C Issuer and Lenders Make No Representations or Warranties.  The Administrative Agent, the L/C Issuer and the Lenders (a) make no representation or warranty and assume no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement, the Loan Documents, or any other instrument or document furnished pursuant thereto, and (b) make no representation or warranty and assume no responsibility with respect to the financial condition of the Borrower or any other Person or the performance or observance by such Persons of any of their obligations under the Loan Documents, or any other instrument or document furnished pursuant thereto.

Section 6.    Effectiveness.  This Amendment shall become effective and the Credit Agreement shall be amended as provided in this Amendment as of the date (the “Effective Date”) upon which the Borrower and the Lenders receive notice from the Administrative Agent that the following conditions have been satisfied: (a) the Borrower and the Required Lenders have executed and delivered this Amendment to the Administrative Agent, and (b) the Administrative Agent has received such certificates of resolutions or other action, incumbency certificates and/or other certificates of officers of the Borrower as the Administrative Agent requires to establish the identities of and verify the authority and capacity of each officer thereof authorized to execute and deliver this Amendment.

Section 7.    Payment of Fees and Expenses.  The Borrower shall pay all costs and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs incurred by the Administrative Agent in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

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Section 8.    Effect on Loan Documents.

(a)    The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument. Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, including the waiver of any Event of Default.

(b)    Upon the effectiveness of this Amendment each reference in the Credit Agreement and the other documents delivered in connection therewith to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Credit Agreement in any such document or in any other document delivered in connection therewith, shall mean and be a reference to such agreement, as amended hereby.

(c)    This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 9.    Choice of Law.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

Section 10.    Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, but all counterparts shall together constitute one and the same instrument.

Section 11.    Entire Agreement.  THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank

Signature Pages to Follow

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

ONEOK, INC.

By:	/s/ JIM KNEALE
Name:	Jim Kneale
Title:	Sr. VP/Chief Financial Officer

ONEOK,

INC. FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent, a Lender and L/C Issuer

By:	/s/ MICHELLE A. SCHOENFELD
Name:	Michelle A. Schoenfeld
Title:	Principal

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK ONE, NA, as a Lender

By:	/s/ GEORGE R. SCHANZ
Name:	George R. Schanz
Title:	Managing Director

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

WACHOVIA BANK, National Association, as a Lender

By:	/s/ YANN PIRIO
Name:	Yann Pirio
Title:	Vice President

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ABN AMRO BANK N.V., as a Lender

By:	/s/ JOHN REED
Name:	John Reed
Title:	Vice President

By:	/s/ QUANDRA KELLEY
Name:	Quandra Kelley
Title:	Assistant Vice President

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ JOHN KING
Name:	John King
Title:	Director

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ JOHN PREECE
Name:	John Preece
Title:	Vice President

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ WILFRED V. SAINT
Name:	Wilfred V. Saint
Title:	Associate Director

By:	/s/ Luke Goldsworthy
Name:	Luke Goldsworthy
Title:	Associate Director

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF OKLAHOMA, N.A., as a Lender

By:	/s/ PAMELA J. AMBURGY
Name:	Pamela J. Amburgy
Title:	Vice President

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ARVEST BANK, as a Lender

By:	/s/ CHARLES BAXTER
Name:	Charles Baxter
Title:	Vice President

ONEOK, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

                     (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

Section 7.09 – Debt to Capital.

A.	Consolidated Total Indebtedness at Statement Date (sum of Lines A.1. through A.8.):			$	______________

	1.	the outstanding principal amount of all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments		$	______________

		a.	Less: 75% of the principal amount of Pledged Notes and Convertibles, not to exceed 10% of Total Capital (this amount is the “Qualifying Amount of Pledged Notes and Convertibles”)	$	______________

(i) indicate outstanding principal amount of Pledged Notes: $_____________

(ii) indicate outstanding principal amount of Convertibles*: $_____________

(iii) 10% of Total Capital equals $_____________

b.

Less: 75% of the principal amount of Subordinated Securities*, not to exceed an amount equal to (x) 15% of Total Capital minus (y) the Qualifying Amount of Pledged Notes and Convertibles (taken from line A.1.a. above)

				$	______________

(i) indicate outstanding principal amount of Subordinated Securities: $_____________

*Note: If there are any Convertibles or Subordinated Securities, attach a separate schedule showing for each, date of issuance and outstanding principal amount.

	2.	direct or contingent obligations arising under letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar instruments		$	______________

	3.	obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business)		$	______________

	4.	Swap Termination Value under any Swap Contract (excluding commodity swap transaction, commodity options and forward commodity contracts)		$	______________

5.

indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse

				$	______________

	6.	Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations		$	______________

	7.	Off-Balance Sheet Liabilities (other than those listed in Line A.6.)		$	______________

C-1

Form of Compliance Certificate

	8.	without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in Lines A.1. through A.7. above of Persons other than the Borrower or any Subsidiary	$	______________

B.	Consolidated Net Worth at Statement Date:(sum of Lines B.1. through B.2.):		$	______________

	1.	Consolidated Net Worth at Statement Date on the Balance Sheet	$	______________

	2.	Plus the sum of (a) the “Qualifying Amount of Pledged Notes and Convertibles” (taken from line A.1.a. above) plus (b) the “Qualifying Amount of Subordinated Securities” (taken from line A.1.b. above):	$	______________

C.	Total Capital at Statement Date: (Lines A + B)		$	______________

D.	Debt to Capital at Statement Date: (Line A ÷ Line C) (cannot exceed 0.675)		$	______________

Section 7.04 – Restricted Payments.

A.	Section 7.04(c) Repurchases and Reissuances:

1.

Did the Borrower purchase, redeem or otherwise acquire shares of its common stock or other common equity interests or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common equity interests during the subject quarter

Yes / No

	2.	If Yes, indicate amount paid	$	______________

	3.	If Yes, please list the dates of each such acquisition and issuance		(please attach a schedule	)

B.	Sections 7.04(d) and 7.08(c) Westar Repurchases:

	1.	Did the Borrower purchase any shares of capital stock from Westar during the subject quarter		Yes / No

	2.	If Yes, indicate amount paid	$	______________

	3.	Have the proceeds of any Credit Extension been used to fund the purchase of any shares of capital stock from Westar since the Closing Date		Yes / No

	4.	If Yes, indicate amount of proceeds used for the repurchase(s) in Line B.3. (must be less than $300,000,000)	$	______________

C-2

Form of Compliance Certificate

	5.	If the amount in Line B.4. exceeds $250,000,000, indicate the date and amount of equity issuances after the Closing Date, but prior to or concurrent with such Credit Extension	$	______________

C.	Section 7.04(e) Repurchases for Existing Plans:

	1.	Did the Borrower purchase, redeem or otherwise acquire shares of its common stock during the subject quarter, which shares will be used to fund Existing Plans		Yes / No

	2.	If Yes, indicate amount of shares repurchased since the Closing Date (cannot exceed 4,000,000)		______________

D.	Section 7.04(f) Dividends and Stock Repurchases:

1.

Did the Borrower declare or pay cash dividends to its stockholders or purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash after August 31, 1998

Yes / No

	2.	If Yes, indicate amount paid (excluding share repurchases permitted by Sections 7.04(c), (d) and (e) of the Credit Agreement)	$	______________

	3.	Sum of 100% of net income of the Borrower and its Subsidiaries arising after August 31, 1998 plus $125,000,000	$	______________

	4.	Is the value in Line D.3. greater than the value in Line D.2.?		Yes / No

C-3

Form of Compliance Certificate